                                                                    EXHIBIT 10.2


                            BASIC LEASE INFORMATION


                                 OFFICE LEASE
                                 ------------


LEASE DATE:                       September 8, 1998

LANDLORD:                         Stevens Creek Office Center Associates,

                                  A California limited partnership

ADDRESS OF LANDLORD:              20833 Stevens Creek Blvd., Suite 101

                                  Cupertino CA 95042

TENANT:                           Portal Software, Inc.

ADDRESS OF TENANT:                20863 Stevens Creek Blvd., Suite 200

                                  Cupertino, CA 95014

TELEPHONE/FACSIMILE:              (408) 343-4400

CONTACT:                          Richard Spalding Vice President & CFO

BUILDING:                         20883

FLOOR:                            Floors 1 & 2

RENTABLE AREA:                    24,455 rentable square feet

PARAGRAPH (3):                    TERM: 5 years

ANTICIPATED

COMMENCEMENT DATE:                October 1, 1998

ANTICIPATED

EXPIRATION DATE:                  September 30, 2003

PARAGRAPH (5):

                                  BASE RENT WITH ANNUAL 4% INCREASES

                                  AS FOLLOWS:

                                  YRS  RENT PER SF    MONTHLY BASE RENT
                                  ---  -----------    -----------------

                                   1      $ 3.20          $78,256.00

                                   2      $ 3.33          $81,435.15

                                   3      $ 3.46          $84,614.30

                                   4      $:3.60          $88,038.00

                                   5      $ 3.74          $91,461.70

PARAGRAPH (6):                     SECURITY DEPOSIT: $78,256.00

PARAGRAPH (7):                     BASE EXPENSE YEAR: 1999

PARAGRAPH (7B):                    TENANT'S PERCENTAGE SHARE: 22.82 % BASED
                                   ON 107,179 SQUARE FEET TOTAL RENTABLE AREA
                                   OF PROJECT

EXHIBITS                          EXHIBIT A - SITE PLAN

                                  EXHIBIT B - IMPROVEMENT AGREEMENT

                                  EXHIBIT C - COMMENCEMENT DATE

                                  EXHIBIT D - RULES AND REGULATIONS

                                  EXHIBIT E - JANITORIAL SPECIFICATIONS

                             OFFICE BUILDING LEASE
                             ---------------------

     1.   PARTIES.  This Lease, dated, for reference purposes only, September
          -------
9, 1998, is made by and between Stevens Creek Office Center Associates, a California limited partnership (herein called "Landlord") and Portal Software, Inc., a California Corporation (herein called "Tenant").

     2.   PREMISES.
          --------

          (a)  Demise of Premises.  Landlord does hereby lease to Tenant and
               ------------------
Tenant hereby leases from Landlord that certain office space ( the "Premises") indicated on Exhibit "A" attached hereto and incorporated herein by reference, said Premises being agreed, for the purpose of this Lease, to have an area of approximately the number of rentable square feet indicated in the Basic Lease Information and being situated on the floor of that certain building identified in the Basic Lease Information (the "Building")

          (b)  Terms and Conditions.  Said Lease is subject to the terms,
               --------------------
covenants and conditions herein set forth and the Tenant covenants as a material part of the consideration for this Lease to keep and perform each and all of aid terms, covenants and conditions by it to be kept and performed and that this Lease is made upon the condition of said performance.

     3.   TERM.
          ----

          (a)  Initial Term.  The term of this Lease shall be for the period
               ------------
indicated in the Basic Lease Information, commencing on the date (the "Commencement Date") which is the later of (i) October 1, 1998 or (ii) the date that Landlord delivers possession of the Premises to Tenant with the improvements described in Exhibit "B" substantially completed. As soon as the Commencement Date is determined, the parties shall execute a memorandum in the form attached hereto as Exhibit "C" (the "Commencement Date Memorandum") setting forth the Commencement and the Expiration Date. Failure to execute the Commencement Date Memorandum' however, shall not affect Tenant's obligations hereunder.

     4.   POSSESSION.  If the Landlord, for any reason whatsoever, cannot
          ----------
deliver possession of the said Premises to the Tenant on the anticipated commencement date noted in the Basic Lease Information (the "Anticipated Commencement Date"), this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom, but in that event, all rent shall be abated during the period between the Anticipated Commencement Date and the Commencement Date. Subject to Landlord's obligations elsewhere in this Lease and Exhibits, by taking possession of the Premises, Tenant shall be conclusively deemed to have accepted the Premises in their then existing condition, acknowledging that all obligations of Landlord have been met as of such date.

     5.   RENT.  Upon the Commencement Date, Tenant agrees to pay to Landlord as
          ----
rental, without prior notice or demand, for the Premises the Base Rent indicated in the Basic Lease Information, on or before the first day of the first full calendar month of the term hereof and a like sum on or before the first day of each month thereafter during the term hereof, except that the first full month's rent shall be paid upon the execution hereof. Rent for any period during the during the term hereof which is for less than one (1) month shall be a prorated portion of the monthly installment herein, based upon a thirty (30) day month. Said rental shall be paid, without deduction or offset in lawful money of the United States of America, which shall be legal tender at the time of payment, to Landlord, at the address of Landlord indicated in the Basic Lease Information, or to such other person or at such other place as Landlord may from time to time designate in writing.

     6.  SECURITY DEPOSIT.  Tenant shall deposit with Landlord upon execution
         ----------------
of this Agreement the security deposit (the 'Security Deposit") in the amount as indicated in the Basic Lease Information. The Security Deposit shall be held by Landlord as security for the faithful performance by Tenant of all the terms, covenants, and conditions of this Lease to be kept and performed by Tenant during the term hereof. If Tenant defaults with respect to any provision of this Lease, including, but not limited to the provisions relating to the payment of rent, Landlord may (but shall not be required to) use, apply or retain all or any part of this Security Deposit for the payment of any rent or any other sum in default, or for the payment of any amount which Landlord may spend or become obligated to spend by reason of Tenant's default, or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of said Security Deposit is so used or applied, Tenant shall immediately deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount and Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep the Security Deposit separate from, its general funds, and Tenant shall not be entitled to interest on such deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the Security Deposit or any balance thereof shall be returned to Tenant (or, at Landlord's option, to the last assignee of Tenant's interest hereunder) within twenty-one
(21) days of the expiration of the Lease term. In the event of termination of Landlord's interest in this Lease, Landlord shall transfer said deposit to Landlord's successor in interest Landlord shall deposit and maintain the Security Deposit in a separate, interest bearing account earning an interest rate equal to a standard savings account (the "Account") in Landlord's current property bank trust account, or such other national bank as Landlord reasonably selects (the "Bank") and Tenant shall have no rights to the money in the Account except for (i) the return rights specified herein and (ii) the right to receive interest on the Account, as specified herein. Landlord shall pay to Tenant the interest Landlord receives on each anniversary of the lease commencement date from the Bank on the Account, and Landlord shall have the right to report to the appropriate state and federal taxing authorities that such income is the income of Tenant. Tenant represents to Landlord that Federal Taxpayer Identification Number is 77-0369737.

     7.   RENT ADJUSTMENTS.
          ----------------

          (a)    Definitions.  For the purposes of this Article, the following
                 -----------
terms are defined as follows:

          (i)    Base Year.  The calendar year of 1999

          (ii) Comparison Year. Each calendar year of the term after the Base Year.

          (iii) Direct Expense. All direct costs of operation and maintenance as determined by generally accepted accounting principles, which shall include the following costs by way of illustration, but not limitation: real property taxes and assessments; rent taxes, gross receipt taxes (whether assessed against the Landlord or assessed against the Tenant and collected by the Landlord, or both); water and sewer charges; insurance premiums; utilities; janitorial services; labor; costs incurred in the management of the Project, if any; air-conditioning and heating; elevator maintenance; supplies; materials; equipment; tools; and maintenance repair, and upkeep of all parking and common areas. Direct Expenses shall not include, and Tenant shall not be required to pay, any of the following: (a) depreciation on the Building of which the Premises are a part, legal fees, real estate brokers' commissions, advertising costs, or other related expenses incurred in connection with the leasing of the Building of which the Premises are a part;
                 (b) repairs, alterations, additions, improvements or replacements made to rectify or correct any defect in the design, materials or workmanship of the Building; (c) any improvements, alterations or expenditures of a capital nature, except as expressly allowed; (d) damage and repairs attributable to fire or other casualty; (e) damage and repairs covered under any insurance policy carried by Landlord in connection with the building; (f) damage and repairs necessitated by the gross negligence or willful misconduct of Landlord or Landlord's agents, employees, contractors or invitees; (g) executive salaries or salaries of service personnel to the extent that such service personnel perform services other than in connection with the management, operation, repair or maintenance of the Building and its common areas; (h) Landlord's general overhead expenses not related to the Building; (i) payments of principal or interest on any mortgage or other encumbrance; (j) legal fees, accountants fees and other expenses incurred in connection with disputes with tenants or other occupants of the Building or associated with the enforcement of any leases or defense of Landlord's title to or interest in the Building or renovating or otherwise improving, decorating, painting or altering space for tenants or other occupants or vacant space in the Building; (l) cost incurred due to violation by Landlord or any other tenant in the Building of the terms and conditions of any lease; (m) services or installations furnished to any tenant in the Building which are not furnished to Tenant or quantities of such services furnished to any tenant in the Building which are also furnished to Tenant but are furnished to other tenants in an amount materially in excess of that which would represent a fair proportion of such services; (n) the cost of any service provided to Tenant or other occupants of the Building for which Landlord is entitled to be reimbursed; (o) any cost or expense related to the removal, transportation or storage of hazardous building or land on which the Building is located; and (p) any other expense which under generally accepted premises accounting principles and practice, would not be considered a normal maintenance and operating expense.

            Direct Expenses that vary with occupancy and that are attributable to any part of the term in which less than ninety-five percent (95%) of the rentable area of the Project is occupied by tenants will be adjusted by Landlord to the amount that Landlord reasonably believes such Direct Expenses would have been if ninety-five percent (95 %) of the rentable area of the Project had been so occupied, provided that in no event shall Tenant's additional rent include Direct Expenses not actually incurred by Landlord.

     (b)  Additional Rent.  Tenant shall pay to the Landlord additional rent
          ---------------
which shall consist of a prorata portion of the Direct Expenses. Paragraph 7b reflects Tenant's prorata portion of the Direct Expenses. If the Direct Expenses paid or incurred by the Landlord for the Comparison Year on account of the operation and maintenance of the Property, of which the Premises are a part, are in excess of the expenses the Base Year (see Basic Lease Page), then the Tenant shall pay 22.82% of the increase. This percentage is that portion of the total rentable area of the Property which is the Premises. Tenant shall pay to Landlord as "Additional Rent" Tenant's Percentage Share of the amount of any increase in Direct Expenses incurred in any Comparison Year over Direct Expenses incurred in the Base Year. Landlord shall endeavor to give to Tenant on or before the first day of March of each year following the Base Year a statement of the Additional Rent payable by Tenant hereunder, but failure by Landlord to give such statement by said date shall not constitute a waiver by Landlord of its right to require payment of such amount. Upon receipt of the statement, Tenant shall pay in full the total amount of the increases if any, due for the past year. In addition, unless Landlord reasonably estimates that the amount of any increase in Direct Expenses for the succeeding Comparison Year over the Direct Expenses for the Base Year will differ, an amount equal to any Su I @@,i increase shall be divided into twelve (12) equal monthly installments and Tenant shall pay to Landlord, concurrently with the regular monthly rent payment next due following receipt of such statement, an amount equal to one (1) monthly installment multiplied by the number of months from January in the calendar year in which said statement is submitted to the month of such payment, both months inclusive. Subsequent installments shall be payable concurrently with the regular monthly rent payments for the balance of that calendar year and shall continue until the next Comparison Year's statement is rendered. If a greater increase in Direct Expenses occurs in the next or any succeeding Comparison Year, then upon receipt of a statement from Landlord, Tenant shall pay a lump sum equal to such total increase in Direct Expenses, less the total of the monthly installments of estimated increases paid in the previous calendar year; and the estimated monthly installments to be paid for the next year, following said Comparison Year, shall be adjusted to reflect such increase. If in any Comparison Year the total of the estimated payments of Tenant's Percentage Share of the increase in Direct Expenses is less than the amount owed, then upon receipt of Landlord's statement, any overpayment made by Tenant on the monthly installment basis provided above shall be credited towards the next monthly rent falling due and the estimated monthly installments of Direct Expenses to be paid shall be adjusted to reflect such lower Direct Expenses for the most recent Comparison Year. If this Lease terminates during a calendar year, the rental adjustment shall be payable for the portion of the calendar year included in the Lease term. *Tenant shall incur a maximum 5 % increase per year for Direct Expenses.

          (c)  Record Review.  Within sixty (60) days of Tenant's receipt of
               -------------
Landlord's year end statement of Direct Expenses for the previous year, Tenant may have a certified public accountant review Landlord's records, at the office where such records are normally kept, for the purpose of determining the accuracy of Landlord's statement. Upon expiration of such sixty (60) day period, Landlord's figures shall be deemed conclusive and final.

     8.   USE.
          ---

          (a)  Permitted Use.  Tenant shall use the Premises for general office
               -------------
purposes and shall not use or permit the Premises to be used for any other purposes without the prior written consent of Landlord.

          (b)  Prohibited Uses.  Tenant shall not do or permit anything to be
               ---------------
done in or about the Premises, nor bring or keep anything therein, which will in any way increase the existing rate of or affect any fire or other insurance upon the Building or any of its contents, or cause cancellation of any insurance policy covering said Building or any part thereof or any of its contents. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building or injure or annoy them or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises. Tenant shall not commit or suffer to be committed any waste in or upon the Premises.

          (c)  Hazardous Materials.  Tenant shall not bring, store, deposit or
               -------------------
use any Hazardous Material (as defined herein) on or about the Premises or the Project, nor shall Tenant allow or permit its agents, employees, or contractors to bring, store, deposit or use any Hazardous Material on or about the Premises or the Project, except incidental quantities of household chemicals commonly used for office and janitorial purposes. "Hazardous Material" as used herein shall mean any hazardous toxic or radioactive substance now or hereafter regulated by federal, state or local governmental or other authority, including, but not limited to, any "hazardous substance as defined in Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as it may be amended or supplemented, and any crude oil, petroleum product, natural gas product or related materials.

     9.   COMPLIANCE WITH LAW/PRIVATE I RESTRICTIONS.  Tenant shall not use the
          ------------------------------------------
Premises or Project or permit anything to be done in or about the Premises or Project which will in any way conflict with any law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated and any and all private restrictions that are of record, but only in the event that a copy of such private restrictions of record has been provided to Tenant (collectively, "Laws"). Tenant shall, at its sole cost and expense, promptly comply with all Laws, and with the requirements of any board of fire insurance underwriters or other similar bodies now or hereafter constituted, relating to, or affecting the condition, use or occupancy of the Premises or the Project, excluding structural changes not related to or affected by Tenant's improvements or acts. The judgment by any court of competent jurisdiction or the admission of Tenant in any action against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any Law shall be conclusive of that fact as between the Landlord and Tenant.

     10.  ALTERATIONS AND ADDITIONS.  Tenant shall not make or suffer to be
          -------------------------
made any alterations, additions or improvements ("Alterations") to or of the Premises or any part thereof without the prior written consent of Landlord in Landlord's reasonable discretion and any Alterations to or of said Premises, including, but not limited to, wall covering, paneling and built-in cabinet work, but excepting movable furniture and trade fixtures installed at the sole cost and expense of Tenant, shall on the expiration of the term and belong to the Landlord and shall be surrendered with the Premises. In the event Landlord consents to the making of any Alterations to the Premises by Tenant, the same shall be made by Tenant at Tenant's sole cost and expense. All Alterations to be constructed by Tenant shall be constructed in accordance with all Laws using new materials of good quality, by a licensed contractor reasonably approved by Landlord. Tenant shall not commence construction of any Tenant's Alterations until (i) all required governmental approvals and permits have been obtained,
(ii) all requirements regarding insurance imposed by this Lease have been satisfied, (iii) Tenant has given Landlord at least five days' prior written notice of its intention to commence such construction, and (iv) if reasonably requested by Landlord, Tenant has obtained contingent liability and broad form builders' risk insurance in an amount reasonably satisfactory to Landlord. Upon the expiration or sooner termination of the term hereof, Tenant shall, upon written demand by Landlord, at Tenant's sole cost and expense, forthwith and with all due diligence remove any Alterations made by Tenant and designated by Landlord to be removed, and Tenant shall, forthwith and with all due diligence at its sole cost and expense, repair any damage to the Premises caused by such removal. Landlord's consent shall not be unreasonably withheld and shall be responded to in a timely manner.

     11.  REPAIRS.
          -------

          (a)  Tenant's Obligation.  Except as provided elsewhere in this Lease
               -------------------
and Exhibits, by taking possession of the Premises, Tenant shall be deemed to have accepted the Premises as being in good, sanitary order, condition and repair. Tenant shall, at Tenant's sole cost and expense, keep the Premises and every part thereof in good condition and repair, damage thereto from causes beyond the reasonable control of Tenant and ordinary wear and tear excepted.

Tenant shall surrender the Premises to Landlord upon the expiration or sooner termination of this Lease in such condition, ordinary wear and tear and from causes beyond the reasonable control of Tenant excepted. Except as specifically provided in this Lease, Landlord shall have no obligation whatsoever to alter, remodel, improve, repair, decorate or paint the Premises any part thereof and the parties hereto affirm that Landlord has made no representations to Tenant respecting the condition of the Premises, the Building or the Project except as specifically herein set forth, except latent defects.

          (b)  Landlord's Obligation.  Notwithstanding the provisions of
               ---------------------
Article 11 (a) hereinabove, Landlord shall repair and maintain the structural portions of the Building, including plumbing, air conditioning, heating and electrical systems, installed or furnished by Landlord, unless such maintenance and repairs are caused in part or in whole by the act, neglect, fault or omission of any duty by the Tenant, its agents, servants, employees or invitees, in which case Tenant shall pay to Landlord the reasonable cost of such maintenance and repairs. Landlord shall not be liable for any failure to make any such repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after written notice of the need of such repairs or maintenance is given to Landlord by Tenant. Except as provided in Article 22 hereof, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements in or to any portion of the Building or the Premises or in or to fixtures, appurtenances and equipment therein, except Landlord's gross negligence or willful misconduct or breach of contract of Landlord's agent or contractor., Tenant waives the right to make repairs at Landlord's expense under any Law now or hereafter in effect. Tenant waives the provisions of Sections 1932 (1), 1941, and 1942 of the Civil Code and/or any similar or successor law regarding Tenant's right to terminate this Lease (including the right to assert constructive eviction) or to repairs and deduct such expenses from the Rent due under the Lease.

     12.  LIENS.  Tenant shall keep the Project free from any liens arising out
          -----
of any work performed, materials furnished or obligations incurred by Tenant. Landlord may, require, at Landlord's sole option, that Tenant shall provide to Landlord, at Tenant's sole cost and expense, a lien and completion bond in an amount equal to one and one-half (1-1/2) times any and all estimated cost of any Alterations in the Premises, to insure Landlord against any liability for mechanics' and materialmen's liens and to insure completion of the work.

     13.  ASSIGNMENT AND SUBLETTING.  Tenant shall neither voluntarily nor by
          -------------------------
operation of law, assign, transfer, mortgage, pledge, hypothecate or encumber this Lease or any interest therein, and shall not sublet the said Premises or any part thereof, or any right or privilege appurtenant thereto, or suffer any other person (the employees, agents, servants and invitees of Tenant excepted) to occupy or use the Premises, or any portion thereof, without the prior written consent of Landlord, which consent shall not be unreasonably withheld.

Any such assignment or subletting without such consent shall be void, and shall, at the option of the Landlord, constitute a default under this Lease. An assignment for purposes of this paragraph shall include any sale or transfer including by consolidation, merger or reorganization, of a majority of the voting stock of Tenant, if Tenant is a corporation, or any sale or other transfer of a majority of the partnership interest in Tenant, if Tenant is a partnership, in a single transaction or a series of related transactions. A consent to one assignment, subletting, occupation or use by any other person shall not be deemed to be a consent to any subsequent assignment, subletting, occupation or use by another person. If Tenant shall assign, sublet or otherwise transfer this Lease or the Premises, or any portion thereof, with Landlord's consent, Tenant shall pay to Landlord as additional rent, as and when received, one-half of all amounts received by Tenant from such assignment, subletting or transfer, in excess of the amounts required to be paid by Tenant to Landlord pursuant to this Lease. Notwithstanding anything to the contrary hereinabove, Tenant may assign this Lease, or sublet any portion thereof, without Landlord's consent to any of the following: (i) any corporation or other entity which controls, is controlled by, or is under common control with Tenant, (ii) any corporation or other entity resulting from the merger or consolidation of Tenant; and (iii) any corporation, partnership, other entity or person which acquires a controlling interest in the corporate stock of Tenant or acquires substantially all of the assets of Tenant as a going concern of the business that is being conducted on the Premises provided that in case of any of the foregoing transfers said assignees assumes in full the obligations of Tenant under the Lease.

     14.  HOLD HARMLESS.  Tenant shall indemnify and hold harmless Landlord
          -------------
against and from any and all claims arising from Tenant's use of the Premises or from any activity, work, or other thing done, permitted by Tenant in or about the Project, and shall further indemnify and hold harmless Landlord against and from any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any act or negligence of Tenant, or any officer, agent, employee, guest, or invitee of Tenant, and from and against all costs, attorney's fees, expenses and liabilities incurred in or resulting from any such claim or any action or proceeding brought thereon, and, in any case, if any action or proceeding is brought against Landlord by reason of any such claim, Tenant upon notice from Landlord shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord. Tenant as a material part of the consideration to Landlord hereby assumes all risk of damage to property or injury to persons, in, upon or about the Premises, from any cause other than Landlord's and Landlord's Agent's gross negligence, and Tenant hereby waives all claims in respect thereof against Landlord. Landlord or its agents shall not be liable for any damage to property entrusted to employees of the Building, nor for loss or damage to any property by theft or otherwise, nor for any injury to or damage to persons or property or to the business of Tenant resulting from fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak from part of the Building or from the pipes, appliances or plumbing works therein or from the roof, street or subsurface or from any other place resulting from dampness or any other cause whatsoever, unless caused by or due to the gross negligence of Landlord, its agents, servants or employees. Neither Landlord nor its agents shall be liable for interference with the light or other incorporeal hereditaments, loss of business by Tenant, or any latent defect in the Premises or in the Project. Tenant shall give prompt notice to Landlord in case of fire or accidents in the Premises or in the Project or of defects therein or in the fixtures or equipment.

     15.  WAIVER OF SUBROGATION.  Landlord and Tenant shall each obtain from
          ---------------------
their respective insurers under all policies of fire and other casualty insurance maintained by either of them at any time during the term, insuring or covering the Premises, or any portion thereof, or operations or property contained therein, a waiver of all rights of subrogation which the insurer of one party might otherwise have against the other party, and Landlord and Tenant shall each indemnify the other against any loss or expense, including reasonable attorney's fees, resulting from the failure to obtain such waiver.

     16.  LIABILITY AND PROPERTY INSURANCE.
          --------------------------------

          (a)  Required Coverage. Tenant shall, at Tenant's expense, obtain and
               -----------------
keep in force during the term of this Lease the following insurance coverage:
(i) commercial general liability insurance insuring Landlord and Tenant against any liability arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. The minimum acceptable amount of comprehensive liability insurance is a combined single limit of $2,000,000 for each occurrence of bodily injury liability and/or property damage liability;
(ii) "all risk" fire and extended coverage property damage insurance insuring Tenant's personal property in the Premises for the full replacement cost thereof; (iii) workers' compensation coverage and any other benefit insurance sufficient to comply with all Laws; and (iv) with respect to construction of Alterations or the like undertaken by Tenant, contingent liability and broad form builder's risk insurance in an amount reasonably satisfactory to Landlord.

          (b)  Terms of Coverage. The limits of said insurance shall not limit
               -----------------
the liability of the Tenant hereunder. Tenant may carry said insurance under a blanket policy, providing, however, said insurance by Tenant shall have a Landlord's protective liability endorsement attached thereto. If Tenant shall fail to procure and maintain said insurance, Landlord may, but shall not be required to, procure and maintain same, but at the expense of Tenant. Insurance required hereunder shall be in companies rated A-7 or better in "Best's Insurance Guide." Tenant shall deliver to Landlord prior to occupancy of the Premises copies of policies of liability insurance required herein or, certificates evidencing the existence and amounts of such insurance with loss payable clauses satisfactory to Landlord. No policy shall be cancelable or subject to reduction of coverage except after ten (10) days prior written notice to Landlord. Each policy of insurance required to be carried by Tenant shall name Landlord and such other parties in interest as Landlord reasonably designates as additional insureds.

     17.  SERVICES AND UTILITIES.
     ---  ----------------------

          (a)  Services and Utilities Provided.   So long as Tenant is not in
          ---  -------------------------------
default hereunder, Landlord agrees to furnish to the Premises, at no expense whatsoever to Tenant (subject to the provisions of Paragraph 7 (b) hereof), 24 hours per day except in the case of emergencies and repairs and subject to Paragraph 17 b, and subject to the Rules and Regulations of the Building, electricity for normal lighting and fractional horsepower office machines, heat and air conditioning required for the comfortable use and occupation of the Premises, and janitorial service in accordance with the services listed in Exhibit "E" Landlord shall also maintain and keep lighted, at all times after dark, the common stairs (including the exterior stairs of the Premises), the underground garage, common entries and toilet rooms in the Building of which the Premises are a part. Landlord shall not be liable for, and Tenant shall not be entitled to, any reduction of rental by reason of Landlord's failure to furnish any of the foregoing when such failure is caused by accident, breakage, repairs, strikes, lockouts or other labor disturbances or labor disputes of any character, or by any other cause, similar or dissimilar, beyond the reasonable control of Landlord. Landlord shall not be liable under any circumstances for a loss of or injury to property, however occurring, through or in connection with or incidental to failure to furnish any of the foregoing, or as a result of the failure or interruption of any utility or other service provided to the Premises for any reason beyond the reasonable control of Landlord, including any failure of telephone cabling or telecommunications facilities. Wherever heat generating machines or equipment are used in the Premises which affect the temperature otherwise maintained by the air conditioning system, Landlord reserves the right to install supplementary air conditioning units in the Premises and the cost thereof, including the cost of installation, and the cost of operation and maintenance thereof shall be paid by Tenant to Landlord upon demand by Landlord.

          (b)  Additional Services.  Tenant will not, without written consent
          ---  -------------------
 of Landlord, use any apparatus or device in the Premises using in excess of one hundred twenty (120) volts, which will in any way increase the amount of electricity usually furnished or supplied for the use of the Premises as general office space; nor connect with electric current except through existing electrical outlets in the Premises, any apparatus or device, for the purpose of using electric current. If Tenant shall require water or electric current in excess of that usually furnished or supplied for the use of the Premises as general office space, Tenant shall first procure the written consent of Landlord, which Landlord may refuse in Landlord's sole discretion, to the use thereof and Landlord may cause a water meter or electrical current meter to be installed in the Premises, so as to measure the amount of water and electric current consumed for any such use. The cost of any such meters and of installation, maintenance and repair thereof shall be paid by the Tenant and Tenant agrees to pay to Landlord, promptly upon demand therefor, for all such water and electric current consumed as shown by said meters, at the rates charged for such services by the local public utility furnishing the same, plus any additional expense incurred in keeping account of the water and electric current so consumed. If a separate meter is not installed, such excess cost for such water and electric current will be established by an estimate made by a utility company or electrical engineer. Tenant shall be billed monthly for consumption of heat and air conditioning for after hours usage beyond the "Normal Business Hours" of 8 am to 6 pm on weekdays, legal holidays excepted, at the estimated rate of twenty-five ($25.00) per hour, which rate may be adjusted annually to reflect any increase or decrease in the actual cost of providing such additional service.

          (a) Landlord represents and warrants that the Building systems and subsystems are in good working order.

     18.  PROPERTY TAXES.  Tenant shall pay, or cause to be paid, before
     ---  --------------
delinquency, any and all taxes levied or assessed and which become payable during the term hereof upon all Tenant's leasehold improvements, equipment, furniture, fixtures and personal property located in the Premises, except that which has been paid for by Landlord, and is the standard of the Building. In the event any or all of the Tenant's leasehold improvements, equipment, furniture, fixtures and personal property shall be assessed and taxed with the Building, Tenant shall pay to Landlord its share of such taxes within ten (10) days after delivery to Tenant by Landlord of a statement in writing setting forth the amount of such taxes applicable to Tenant's property. No Property Taxes due to sale of Property shall be passed through should Property be sold before the end of the 24th month of the Lease.

     19.  RULES AND REGULATIONS.  Tenant shall faithfully observe and comply
     ---  ---------------------
with the Rules and Regulations attached hereto as Exhibit "D" and such other Rules and Regulations as Landlord may from time to time promulgate. Landlord reserves the right from time to time to make all reasonable modifications to said rules. The additions and modifications to those rules shall be binding upon Tenant upon delivery of a copy of them to Tenant. Landlord shall not be responsible to Tenant for the nonperformance of any said rules by any other tenants or occupants. Notwithstanding any of the foregoing to the contrary, Exhibit "D" and any other such Rules and Regulations or modifications thereof promulgated by Landlord from time to time shall all be subordinate to the Lease.

     20.  HOLDING OVER.  If Tenant remains in possession of the Premises or any
     ---  ------------
part thereof after the expiration of the term hereof, with the express written consent of Landlord, such occupancy shall be a tenancy from month to month at a rental in an amount equal to one hundred fifty percent (150%) of the rent in effect during the last month of the term, plus all other charges payable hereunder, and upon all the terms hereof applicable to a month-to-month tenancy.

     21.  ENTRY BY LANDLORD.  Landlord reserves, with 24 hour notice to Tenant,
     ---  -----------------
except for an emergency, the right to enter the Premises, inspect the same, supply janitorial service and any other service to be provided by Landlord to Tenant hereunder, to submit said Premises to prospective purchasers or tenants, to post notices of nonresponsibility, and to alter, improve or repair the Premises and any portion of the Building of which the Premises are a part that Landlord may deem necessary or desirable, without abatement of rent and may for that purpose erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, always providing that the entrance to the Premises shall not be blocked thereby, and further providing that the business of the Tenant shall not be interfered with unreasonably. Tenant hereby waives any claim for damages or for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Tenant's vaults, safes and files, and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency, in order to obtain entry to the Premises without liability to Tenant except for any failure to exercise due care for Tenant's property. Any entry to the Premises obtained by Landlord by any of said means, or otherwise shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction of Tenant from the Premises or any portion thereof, except for Landlord's gross negligence or willful misconduct.

     22.  RECONSTRUCTION.
     ---  --------------
          (a)  Insured Damage.  In the event the Premises or the Building of
          ---  --------------
     which the Premises are a part are damaged by fire or other perils fully covered by the proceeds of fire and extended coverage insurance received by Landlord, Landlord agrees to forthwith repair the same; and this Lease shall remain in full force and effect, except that Tenant shall be entitled to a proportionate reduction of the rent while such repairs are being made, such proportionate reduction to be based upon the extent to which the making of such repairs shall materially interfere with the business carried on by the Tenant in the Premises. If the damage is due to the fault or neglect of Tenant or its employees, there shall be no abatement of rent.

          (b)  Uninsured Damage.  In the event the Premises or the Building is
          ---  ----------------
      damaged as a result of any cause other than the perils covered by fire and extended coverage insurance, then Landlord shall forthwith repair the same, provided the extent of the destruction is less than ten percent (10%) of the then full replacement cost of the Premises or the building of which the Premises are a part. In the event the destruction of the Premises or the Building is to an extent greater than ten percent (10%) of the full replacement cost of the Premises, then Landlord shall have the option: (i) to repair or restore such damage, this Lease continuing in full force and effect, but the rent to be proportionately reduced as provided in this Article; or (ii) give notice to Tenant at any time within sixty (60) days after such damage terminating this Lease as of the date specified in such notice, which date shall be no less than thirty (30) and no more than sixty
     (60) days after giving of such notice. In the event of giving such notice, this Lease shall expire and all interest of the Tenant in the Premises shall terminate on the date so specified in such notice and the Rent, reduced by a proportionate amount, based upon the extent, if any, to which such damage materially interfered with the business carried on by the Tenant in the Premises, shall be paid up to date of such termination. If the Premises are damaged or destroyed or if the Building is damaged and if such damage materially interferes with Tenant's use of the Premises, and the Premises or the Building cannot be rebuilt and made fit for the purposes of Tenant within one hundred twenty (120) days of the damage or destruction, or if Landlord fails to proceed with reasonable diligence to rebuild the Premises or Building, or if the Premises or Building are not rebuilt within one hundred twenty (120) days, Tenant may, at is option, terminate the Lease by written notice of such termination to Landlord within thirty (30) days after such damage or destruction, or failure of Landlord to proceed with reasonable diligence.

          (c)  Damage at End of Lease Term.  Notwithstanding anything to the
          ---  ---------------------------
     contrary contained in this Article, Landlord shall not have any obligation whatsoever to repair, reconstruct or restore the Premises when the damage resulting from any casualty covered under this Article occurs during the last twelve months of the term of this Lease or any extension thereof.

          (d)  Property of Tenant.  Landlord shall not be required to repair
               ------------------
     any injury or damage by fire or other cause, or to make any repairs or replacements of any panels, decoration, office fixtures, railings, floor covering, partitions, or any other property installed in the Premises by Tenant.

          (e) Interruption of Use. The Tenant shall not be entitled to any
              -------------------
     compensation or damages from Landlord for loss of the use of the whole or any part of the Premises, Tenant's personal property or any inconvenience or annoyance occasioned by such damage, repair, reconstruction or restoration.

     23.  DEFAULT.  The occurrence of any one or more of the following events
          -------
shall constitute a default and breach of this Lease by Tenant:

          (a)  The vacating or abandonment of the Premises by Tenant;

          (b) The failure by Tenant to make any payment of rent required to be made by Tenant hereunder, as and when due; where such failure shall continue for a period of three (3) business days after written notice thereof by Landlord to Tenant. The failure by Tenant to make any payment as and when due, other than rent, where such failure shall continue for a period of ten (10) business days after written notice thereof by Landlord to Tenant;

          (c) The failure by Tenant to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by the Tenant, other than described in Article 23(b) above, within the time period therefore specified herein, or if no time period is specified, where such failure shall continue for a period of thirty (30) days after written notice thereof by Landlord to Tenant; provided, however, that if the nature of Tenant's default is such that more than thirty (30) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion. The notice referenced herein may be a notice pursuant to Code of Civil Procedure 1161, or any successor statute, providing for thirty
(30) days to cure or quit the premises and a separate notice shall not be required to comply with California's unlawful detainer statutes; or

          (d) The making by Tenant of any general assignment or general arrangement for the benefit of creditors; or the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt, or a petition or reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days); or the appointment of a trustee or a receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days; or the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged in thirty (30) days.

     24.  REMEDIES ON DEFAULT.  In the event of any default or breach of this
          -------------------
Lease by Tenant, Landlord may at any time thereafter, with or without notice or demand and without limiting Landlord in the exercise of any other right or remedy which Landlord may have by reason of such default or breach:

          (a)  Termination of Lease.  Terminate this Lease and all rights of
               --------------------
Tenant hereunder by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to the Landlord. In such event Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant' s default including, but not limited to, (i) the worth at the time of award of any unpaid rent which had been earned at the time of such termination; plus (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; plus (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform Tenant's obligations under this Lease or which in the ordinary course of events would be likely to result therefrom, including, but not limited to, the cost of recovering possession of the Premises, expenses of reletting, renovation and alteration of the Premises, reasonable attorney's fees, and any real estate commissions actually paid. The "worth at the time of award" for purposes of subsections (i) and (ii) above is computed by allowing interest at the maximum legal rate, and the "worth at the time of award" for purposes of subsection (iii) is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1 %). In the event Tenant shall have abandoned the Premises, Landlord shall have the option of (x) taking possession of the Premises and recovering from Tenant the amount specified in this paragraph, (y) proceeding under the provisions of the following Article 24(b), and/or (z) exercise any other remedy allowed by law;

          (b)  Continuation of Lease.  Maintain Tenant's right to possession,
               ---------------------
in which case this Lease shall continue in effect whether or not Tenant shall have abandoned the Premises. In such event Landlord shall be entitled to enforce all of Landlord's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder; or

          (c)  Remedies Cumulative.  Pursue any other remedy now or hereafter
               -------------------
available to Landlord. All rights, options and remedies of Landlord contained in this Lease shall be construed, and held to be, cumulative and no one of them shall be exclusive of the other, and Landlord shall have the right to pursue any one or all of such remedies or any other remedy or relief which may now or hereafter be provided by law or in equity, whether or not stated in this Lease. No act or omission by any party shall be construed as an election to terminate this Lease unless a written notice of such intention is given to Tenant.

     25.  EMINENT DOMAIN.  If more than twenty-five percent (25%) of the
          --------------
Premises shall be taken or appropriated by any public or quasi-public authority under the power of eminent domain, either party hereto shall have the right, at its option, to terminate this Lease, and Landlord shall be entitled to any and all income, rent, award, or any interest therein whatsoever which may be paid or made in connection with such public or quasipublic use or purpose, and Tenant shall have no claim against Landlord for the value of any unexpired term of this Lease. If either less than or more than twenty-five percent (25%) of the Premises is taken, and neither party elects to terminate as herein provided, the rental thereafter to be paid shall be equitably reduced. If any part of the Building or real property, which is a part of the project upon which the Premises are located, other than the Premises, may be so taken or appropriated, Landlord shall have the right at its option to terminate this Lease and shall be entitled to the entire award as above provided. Notwithstanding anything to the contrary in this Section 25, Tenant shall have the right to recover from the condemning authority such compensation as may be separately awarded to Tenant as compensation for (i) the value of Tenant's personal property, trade fixtures, alterations, and additions; (ii) the value of leasehold improvements paid for by Tenant; (iii) Tenant's loss of business and business interruption; and (iv) all other provable damages.

     26.  OFFSET STATEMENTS/FINANCIAL STATEMENTS.  Tenant shall at any time
          --------------------------------------
and from time to time upon not less than ten (10) days prior written notice from Landlord execute, acknowledge and deliver to Landlord a statement in writing (a) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified, is in full force and effect), and the date to which the rental and other charges are paid in advance, if any; (b) acknowledging that there are not, to Tenant's actual knowledge, any uncured defaults on the part of the Landlord hereunder, or specifying such defaults if any are claimed; and (c) setting forth any other matters which Landlord may reasonably request. In addition, at any time during the Lease Term, Tenant shall, upon ten (10) days prior written notice from Landlord, provide Tenant's most recent financial statement for submission to any existing Lender, potential Lender, or potential Purchaser of the Property, based on the condition that such Lender or Purchaser shall execute a confidentiality agreement with Tenant. Such statements shall be prepared in accordance with generally accepted accounting principles and, if such is the normal practice of Tenant, shall be audited by an independent certified public accountant. Any such statements may be relied upon by any prospective purchaser or encumbrance of all or any portion of the real property of which the Premises are a part.

     27.  PARKING.  Tenant shall have the right to use in common with other
          -------
tenants of the Building or occupants of the Building the parking facilities of the Building, subject to the monthly rates, rules and regulations, and any other charges by Landlord for such parking facilities, as a result of Government Legislation, which may be established or altered by Landlord at any time or from time to time during the term hereof. Tenant understands that there are four (4) parking spaces per one thousand (1,000) square feet leased, including the underground parking, available for Tenant's use. Notwithstanding any of the foregoing to the contrary, Tenant shall have the right to utilize (and mark with Tenant's name) the five (5) reserved parking spaces located in front of the lobby of the Premises.

     28.  INTENTIONALLY DELETED.
          ---------------------

     29.  AUTHORITY OF PARTIES: LIMITATION OF LIABILITY.
          ---------------------------------------------

          (a)  Corporate Authority. If Tenant or Landlord is a corporation, each
               -------------------
individual executing this Lease on behalf of said corporation, represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation, in accordance with a duly adopted resolution of the board of directors of said corporation or in accordance with the bylaws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms.

          (b) Limited Liability of Landlord. It is understood and agreed that any claims by Tenant against Landlord and collection efforts enforced against Landlord shall be limited to direct enforcement against Landlord's interest in the building. Tenant expressly waives any and all rights to proceed directly against individual partners of Landlord if Landlord is a partnership, or the officers, directors or shareholders of Landlord if Landlord is a corporation.

     30.  BROKERS.  Tenant and Landlord warrant that they have had no dealings
          -------
with any real estate broker or agents in connection with' he negotiation of this Lease except CB Richard Ellis Inc., and Lalanne\Volckmann. Landlord agrees to pay CB Richard Ellis, Inc., the sum of $50,000, 50% upon execution of this Lease and the remaining balance upon delivery of the Premises to Tenant by Landlord. Landlord agrees that Tenant does not owe any brokerage fee to Lalanne\Volckmann.

     31.  TENANT IMPROVEMENTS.  Landlord agrees to provide Tenant Improvements
          -------------------
in the Premises in accordance with the attached Exhibit "B".

     32.  GENERAL PROVISIONS.
          ------------------

          (a)  Plats and Riders.  Clauses, plats and riders, if any, signed by
               ----------------
the Landlord and the tenant and endorsed on or affixed to this Lease' are a part hereof.

          (b)  Waiver.  The waiver by Landlord of any term, covenant or
               ------
condition herein contained shall not be deemed to be a waiver of such term, covenant or condition on any subsequent breach of the same or any other term, covenant or, condition herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of the Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of the acceptance of such rent.

          (c)  Notices.  All notices and demands which may or are to be
               -------
required or permitted to be given by either party to the other hereunder shall be in writing. All notices and demands shall be: (i) personally delivered, and considered effective upon receipt, (ii) sent by United States Mail, postage prepaid, addressed as set forth in the Basic Lease Information, or in the case of Tenant, to the Premises, and shall be considered effective upon delivery; or
(iii) sent by facsimile to the number contained in the 'Basic Lease Information, and shall be considered effective upon confirmation of receipt. Either party may specify a different address for notice purposes by written notice to the other.

          (d)  Joint Obligation.  If there be more than one Tenant the
               ----------------
obligations hereunder imposed upon Tenants shall be joint and several.

          (e)  Marginal Headings.  The marginal headings and titles to the
               -----------------
Articles of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

          (f)  Time.  Time is of the essence of this Lease and each and all of
               ----
its provisions in which performance is a factor.

          (g)  Successors and Assigns.  The covenants and conditions herein
               ----------------------
contained, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of the parties hereto.

          (h)  Recordation.  Neither Landlord nor Tenant shall record this
               -----------
Lease or a short form memorandum hereof without the prior written consent of the other party.

          (i)  Quiet Possession.  Upon Tenant paying the rent reserved
               ----------------
hereunder and observing and performing all of the covenants, conditions and provisions on Tenant' part to be observed and performed hereunder Tenant shall have quiet possession of the Premises for the entire term hereof, subject to all the provisions of this Lease.

          (j)  Surrender of the Leased Premises.  Immediately prior to the
               --------------------------------
expiration or upon the earlier termination of this Lease, Tenant shall remove all of Tenant's trade fixtures and other personal property, repair all damage caused by the installation and removal of such property, and vacate and surrender the Leased Premises to Landlord in the same condition as existed at the Commencement Date, reasonable wear and tear, damage by casualty and Landlord's obligations excepted, with (a) all interior walls clean, (b) all interior painted surfaces to be repainted in the existing color if any walls require patching because of removal of trade fixtures and personal property, all holes in walls and floor repaired unless they existed at the Commencement Date, (d) all carpets, shampooed and cleaned and (e) all floors cleaned; all to the reasonable satisfaction of Landlord.

          (k)  Late Charges.  Tenant hereby acknowledges that late payment by
               ------------
Tenant to Landlord of rent or other sums due hereunder, will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Landlord by terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or of a sum due from Tenant shall not be received by Landlord or Landlord's designee within ten (10) days after such amount is due, then Tenant shall pay to Landlord a late charge equal to ten percent (10%) of such overdue amount. The parties hereby agree that such late charges represent a fair and reasonable estimate of the cost that Landlord will incur by reason of the late payment by Tenant. Acceptance of such late changes by the Landlord shall in no event constitute a waiver of Tenant's default with respect to such Overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

          (l)  Inability to Perform.  This Lease and the obligations of the
               --------------------
Tenant hereunder shall not be affected or impaired because the Landlord is unable to fulfill any of its obligations hereunder or is delayed in doing so, if such inability or delay is caused by reason of strike, labor troubles, acts of God, or any other cause beyond the reasonable control of the Landlord.

          (m)  Attorneys Fees.  In the event of any action or proceeding
               ---------------
brought by either party against the other under this Lease the prevailing party shall be entitled to recover all cost and expenses including the fees of its attorneys in such action or proceeding in such amount as the court may adjudge reasonable as attorneys' fees.

          (n)  Sale of Premises by Landlord.  In the event of any sale of the
               ----------------------------
Building, Landlord shall be and is hereby entirely freed and relieved of all liability under any and all of its covenants and obligations contained in or derived from this Lease, arising out of any act, occurrence or omission occurring after the consummation of such sale; and the purchaser at such sale or any subsequent sale of the Premises shall be deemed, without any further agreement between the parties of their successors in interest or between the parties and any such purchaser, to have assumed and agreed to carry out any and all of the covenants and obligations of the Landlord under this Lease.

          (o)  Subordination, Attornment.  Subject to Tenants non-disturbance
               -------------------------
rights set forth in this Section 32 (o), upon request of the Landlord, Tenant will in writing subordinate its rights hereunder to the lien of any mortgage, deed of trust, ground lease or similar instrument now or hereafter affecting all or any portion of the Project, and upon any buildings hereafter placed upon the Project, and to all advances made or hereafter to be made upon the security thereof. In the event any proceedings are brought for foreclosure, or in the event of the exercise of the power of Sale under any mortgage or deed of trust made by the Landlord covering the Premises, provided such purchaser shall be deemed to recognize Tenant's non-disturbance right set forth in this Section (n), and, at the election of the purchaser, the Tenant shall attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Landlord under this Lease. Landlord represents and warrants that if there is any loan agreement in existence for the Project it recognizes Tenant's non-disturbance right as set forth in this section 32 (n). The provisions of this Section 32 (n) to the contrary notwithstanding, and so long as there exists no uncured defaults under Section 23 by Tenant hereunder, this Lease and Tenant's rights hereunder shall remain in full force and effect for the full term hereof. Tenant hereby agrees to modify the Lease as may reasonably be required from time to time by any lending institution obtaining a security interest in the Building, so long as such modification does not materially increase the obligations of Tenant hereunder.

          (p)  Mortgagee Modification.  The provisions of this Article to the
               ----------------------
contrary, notwithstanding, and so long as there exist no uncured defaults under Section (23b) by Tenant hereunder, this Lease, and Tenant's rights hereunder, shall remain in full force and for the full term hereof. Tenant hereby agrees to modify the Lease as may reasonably be required from time to time by the holder of a security interest in the Project or portion thereof, so long as such modification does not materially increase the obligations of Tenant hereunder.

          (q)  Default by Landlord.  In the event of any default on the part of
               -------------------
Landlord, Tenant shall give notice by registered mail to any holder of a security interest in the Project whose name has been provided to Tenant and shall offer such party a reasonable opportunity to cure the default, including time to obtain possession a of the Premises by power of sale or judicial foreclosure or other appropriate legal proceedings, if such should prove necessary to effect a cure.

          (r)  Name.  Tenant shall not use the name of the Building or of
               ----
Project for any purpose other than as an address of the business to be conducted by the Tenant in the Premises.

          (s)  Separability.  Any provision of this Lease which shall prove to
               ------------
be invalid, void or illegal shall in no way affect, impair or invalidate any other provision hereof of such other provision shall remain in full force and effect.

          (t)  Cumulative Remedies.  No remedy or election hereunder shall be
               -------------------
deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

          (u)  Choice of Law.  This Lease shall be governed by the laws of the
               -------------
State in which the Premises are located.

          (v)  Signs and Auctions.  Tenant shall not place any sign upon the
               ------------------
Premises or Building or conduct any auction thereon without Landlord's prior written consent. Tenant may place with Landlord's written approval, a reasonable sign in front of the Building at Tenant's expense. Landlord shall provide a light located in the landscaping to illuminate Tenant's sign at the expense of Landlord, with Tenant sharing in 50% of the expense to be reimbursed to Landlord.

          (w)  Entire Agreement.  This Lease contains the entire agreement of
               ----------------
the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreements, understanding or representation pertaining to any such matters shall be effective for any purpose. No provision of this Lease, may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest.

          (x)  Interpretation.  The language of all parts of this Lease shall
               --------------
in all cases be construed as a whole, according to its fair meaning, and not strictly for or against either Landlord or Tenant, regardless of which party drafted the language.

          (y)  Waiver of Jury Trial. Tenant hereby waives the right to have
               --------------------
any dispute relating to this Agreement or in any way relating to Tenant's occupancy of the Leased premises, tried before a jury.

     33.  COMMON STOCK.  Tenant is to issue to Landlord 6,000 shares of Common
          ------------
Stock at the fair market value set by the Board upon the next issuance of Common Stock.

     34.  OPTION TO RENEW.
          ---------------

          (a)  Option to Extend: Landlord hereby grants to Tenant one option
               ----------------
(the "Option") to renew the term of this Lease, for a additional term of three
(3) years, commencing when the initial term expires, upon the terms and conditions set forth below.

          (b) Provided Tenant is not in default pursuant to this Lease, Tenant may exercise such option by giving Landlord written notice of its intention not less than six (6) months prior to the expiration of the then existing term of this Lease.

          (c) If this option is exercised, the basic monthly Rent for the Premises shall become ninety-five (95 %) of the then current fair market monthly rent ("Fair Market Rent") for the Premises as of the option period commencement date, as determined by the agreement of the parties or, if the parties cannot agree within sixty (60) days prior to the latest date on which Tenant shall be entitled to exercise the Option, then by an appraisal. Notwithstanding the foregoing, the basic monthly Rent for the Premises during the Option period shall not be less than the basic monthly Rent for the last month of the initial Term. All other terms and conditions contained in the Lease and this Addendum, as the same may be amended from time to time by the parties in accordance with the provisions of the Lease, shall remain in full force and effect and shall apply during the Option term, except that Tenant shall have no further option to extend the Term hereof.

          (d) If it becomes necessary to determine the fair market rental value of the Premises by appraisal, real estate appraiser(s), all of whom shall be members of the American Institute of Real Estate Appraisers and who have at least five (5) years experience appraising office space located in the vicinity of the Premises shall be appointed and shall act in accordance with the following procedures.

          (i) If the parties are unable to agree on the Fair Market Rent within the allowed time, either party may demand an appraisal by giving written notice to the other party, which demand to be effective must state the name, address and qualifications of an appraiser selected by the party demanding an appraisal (the "Notifying Party"). Within ten (10) days following the Notifying Party's appraisal demand, the other party (the "Non-Notifying Party") shall either approve the appraiser selected by the notifying party or select a second properly qualified appraiser by giving written notice of the name, address, and qualification of said appraiser to the Notifying Party. If the Non-Notifying Party fails to select an appraiser within the ten
                (10) day period, the appraiser selected by the Notifying Party shall be deemed selected by both parties and no other appraiser shall be selected. If two appraisers are selected, they shall select a third appropriately qualified appraiser, the third appraiser shall be appointed by the then presiding judge of the county where the Premises are located upon application by either party.

          (ii) If only one appraisers is selected, that appraiser shall notify the parties in simple letter form of its determination of the Fair Market Rent for the Premises within fifteen (15) days following his selection which appraisal shall be conclusively determinative and binding on the parties as the appraised Fair Market Rent.

          (iii) If multiple appraisers are selected, the appraisers shall meet not later than ten (10) days following the selection of the last appraiser. At such meeting, the appraisers shall attempt to determine the Fair Market Rent for the Premises as of the commencement date of the Option period by the agreement of at least two (2) of the appraisers.

          (iv) If two (2) or more of the appraisers agree on the Fair Market Rent for the Premises at the initial meeting, such agreement shall be determinative and binding upon the parties hereto and the agreeing appraisers shall, in simple letter form executed by the agreeing appraisers, forthwith notifying both Landlord and Tenant of the amount set by such agreement. If multiple appraisers are selected and two (2) appraisers are unable to agree on the Fair Market Rent for the Premises, all appraisers shall submit to Landlord and Tenant an independent appraisal of the Fair Market Rent for the Premises in simple letter form within twenty (20) days following appointment of the final appraiser. The parties shall then determine the Fair Market Rent for the Premises by averaging the appraisers; provided that any high or low appraisal, differing from the middle appraisal by more than ten percent (10%) of the middle appraisal, shall be disregarded in calculating the average.

          (v) The appraisers determination of Fair Market Rent shall be based on rental space of similar age, construction, size and location as the Premises with the improvements installed therein at Landlord's expense and shall take into account Tenant's obligations to pay additional rent under this Lease. In determining Fair Market Rent, the appraisers shall not consider any alteration in the Premises at Tenant's expense.

          (vi) If only one appraiser, is selected, then each party shall pay one-half (1/2) of the fees and expenses of that appraiser. If three (3) appraisers selected each party shall bear the fees and expenses of the appraiser it selects and one-half (1/2) of the fees and expenses of the third appraiser. Notwithstanding anything to the contrary contained in this paragraph, if the rent during an Option period is determined by appraisal and if Tenant does not, in its sole discretion, approve the rental amount established by such appraisal, Tenant may rescind its exercise of the Option by giving Landlord written notice of such election within ten (10) days of receipt of all appraisals, provided such notice is delivered to Landlord no later than one hundred twenty (120) days before the end of the then current Term of the Lease. If Tenant rescinds its exercise of the Option, then (i) the Lease shall terminate on the thirtieth
                (30th) day after Tenant's notice of rescission or on the date of the Lease would have otherwise terminated absent Tenant's exercise of the Option, whichever date is later, and (ii) Tenant shall pay all costs and expenses of the appraisal.

IN WITNESS WHEREOF, the parties hereto have executed this Lease intending to be bound as of the last date set forth below.

LANDLORD:

Stevens Creek Office Center Associates,
a California Limited Partnership

BY:  LALANNE\VOLCKMANN
     Its Managing Agent

By: /s/ John Volckmann
    ---------------------
     John Volckmann
     General Partner

Date:
     --------------------
TENANT:

Portal Software, Inc.
a California corporation

BY: /s/ Portal
    ---------------------

Date:
     --------------------



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If this Lease has been filled in, it has been prepared for submission to your attorney for approval. No representation or recommendation is made by the real estate broker or its agents or employees as to the legal sufficiency, legal effect, or tax consequences of this Lease or the transactions relating thereto. This Lease shall not be effective or binding on any party until fully executed by both parties hereto.
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